Supplement dated October 10, 2023 to the Updating Summary Prospectus and Statutory Prospectus
dated May 1, 2023 for the Pacific Select Variable Annuity II contracts issued by Pacific Life Insurance Company

The purpose of this supplement is to announce certain underlying fund changes. This supplement must be preceded or accompanied by the Updating Summary Prospectus or Statutory Prospectus, as applicable, (collectively, the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company, applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective November 1, 2023, the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT is amended to reflect that the Investment Advisor (Subadvisor) for the Diversified Bond Portfolio will change from Western Asset Management Company, LLC to Loomis Sayles & Company, L.P. The Investment Advisor (Subadvisor) for the Mid-Cap Equity Portfolio will change from Scout Investments to Blackrock Investment Management, LLC.

Effective November 1, 2023, the underlying fund information related to the Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT section will be deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses
Pacific Select Fund Mid-Cap Equity Portfolio Class I; Pacific Life Fund Advisors LLC (Blackrock Investment Management, LLC)	0.69%[1]

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Form No. PSVA2SUP1023